Exhibit 99.3

IMPORTANT NOTICE REGARDING DIVIDEND EXPECTED TO BE PAID FEBRUARY 18, 2014

The enclosed Election Form should be completed only by holders of record of Gaming and Leisure Properties, Inc. (the “Company”) common stock as of January 13, 2014.

The election period expires 5:00 p.m., Eastern Time, on February 10, 2014 (the “Election Deadline”).  The Election Deadline is more fully explained in the “Questions and Answers” and the letter to shareholders regarding the dividend included with the Election Form.  THE ELECTION IS EXPRESSLY SUBJECT TO THE TERMS OF THE QUESTIONS AND ANSWERS, THE LETTER TO SHAREHOLDERS AND THE INSTRUCTIONS BELOW.

ALL COMPANY COMMON STOCK ISSUED IN CONNECTION WITH THE DIVIDEND WILL BE ISSUED ONLY IN BOOK-ENTRY FORM.

IF YOU DO NOT TIMELY RETURN A PROPERLY COMPLETED ELECTION FORM, YOU WILL RECEIVE YOUR DIVIDEND IN THE FORM OF COMPANY COMMON STOCK SUBJECT TO THE CASH REQUIREMENT HAVING BEEN MET.

INSTRUCTIONS FOR COMPLETION OF THE ELECTION FORM

Please read and follow carefully the instructions regarding completion of the Election Form set forth below.  These instructions, terms and representations and warranties are part of the terms and conditions of the Election Form.

A.                                    Special Conditions

1.                                      Time in Which to Elect.  In order for your election to be effective, Broadridge Corporate Issuer Solutions, Inc. (the “Election and Disbursing Agent”) must receive a properly completed Election Form and if applicable, Substitute Form W-9 or Form W-8, for all of the shares of Company common stock for which you are making an election by the Election Deadline.  If you do not properly follow the instructions for making an effective election, you will be deemed to have not made an election and will receive your dividend in the form of Company common stock subject to the Cash Requirement (as defined below).

2.                                      Change of Election.  Any Election Form may be revoked or changed by delivering a new, properly completed Election Form bearing a later date than your previously submitted Election

Form to the Election and Disbursing Agent, but to be effective such Election Form must be received by the Election and Disbursing Agent at or prior to the Election Deadline. The Election and Disbursing Agent will have discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

3.                                      Cash Requirement.  You are being asked to elect to receive the dividend in the form of either (1) cash or (2) shares of Company common stock.  In either case, your election will be subject to a requirement that the amount of cash to be distributed in the aggregate to all Company shareholders be equal to approximately $210 million, or 20% of the total distribution (the “Cash Requirement”).

If you elect cash:  If Company shareholders elect to receive an amount of cash in excess of the Cash Requirement, the payment of cash will be made on a pro rata basis to all shareholders who elected to receive cash, such that the aggregate amount paid in cash equals the Cash Requirement, and the remaining portion of the dividend will be paid to these shareholders in the form of Company common stock.

If you elect shares or fail to make an election:  If you elect to receive your dividend in the form of Company common stock, or if you fail to make an election, you will receive a whole number of shares, plus cash in lieu of any fractional shares.  However, if the total amount of cash elected to be received by shareholders is less than the Cash Requirement, those failing to make a timely election will receive cash on a pro rata basis until the Cash Requirement is met, and the remaining portion of the dividend will be paid to these shareholders in the form of Company common stock.  If the Cash Requirement still would not be met, then cash will be allocated on a pro rata basis to those shareholders who elected to receive shares until the Cash Requirement is met, with the remaining portion of the dividend paid to these shareholders in the form of Company common stock.

4.                                      Cash in lieu of Fractional Interests.  If you receive your dividend in the form of Company common stock, you will receive a whole number of shares, plus cash in lieu of any fractional shares.  The cash in lieu of any fractional share will be paid in an amount equal to the product obtained by multiplying the per share dividend amount by the fraction of one share that would otherwise be payable to the shareholder.

5.                                      Ownership Limitations.  The number of shares that you may receive in the dividend is limited by the restrictions on ownership of Company stock set forth in the Company’s Amended and Restated Articles of Incorporation.  If your receipt of shares of common stock in connection with the dividend would cause you to exceed any such ownership restriction, you will receive cash in lieu of shares of common stock to the extent required to ensure that your ownership remains within the applicable limitations.

B.                                    General

1.                                      Execution and Delivery.  The Election Form must be properly completed, dated and signed on the signature line and in the signature box and must be received (together with a Substitute Form W-9 or Form W-8, if applicable) by the Election and Disbursing Agent at the address set forth in Instruction C.7, below.

Under “Election Options” on the Election Form, you should:

•                  mark the “Stock Election” box if you wish to elect to receive your dividend in the form of Company common stock; or

•                  mark the “Cash Election” box if you wish to elect to receive your dividend in the form of cash.

The Election and Disbursing Agent and the Company reserve the right to deem that you have not made any election if:

•                  no election choice is indicated under “Election Options” on the Election Form;

•                  more than one election choice is indicated under “Election Options” on the Election Form;

•                  you fail to follow the instructions on the Election Form or otherwise fail to properly make an election;

•                  a completed Election Form is not actually received by the Election and Disbursing Agent prior to the Election Deadline.

Notwithstanding anything to the contrary in the Election Form or these instructions, the Election and Disbursing Agent and the Company reserve the right to waive any irregularities or defects in a completed Election Form but shall be under no obligation to do so.

2.                                      Guarantee of Signatures.  A signature guarantee is required on the Election Form if the registered holder(s) of the shares of Company stock entitled to a dividend has completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Election Form and in all other cases, unless the Election Form is signed by the registered holder(s) of the shares of Company stock entitled to a dividend and no such boxes are completed.  A signature guarantee must be completed by an eligible guarantor institution such as a commercial bank, trust company, securities broker/dealer, credit union, or savings association participating in a Medallion Program approved by the Securities Transfer Association, Inc. (each of the foregoing being an “Eligible Institution”).  If you have any questions regarding the need for a signature guarantee, please call the Election and Disbursing Agent at (855) 793-5068.

3.                                      Delivery of Election Form.  PLEASE DO NOT SEND YOUR ELECTION FORM DIRECTLY TO THE COMPANY.  A properly completed and duly executed and dated copy of the Election Form and any other documents required by the Election Form MUST BE DELIVERED TO THE ELECTION AND DISBURSING AGENT AT THE ADDRESS SET FORTH IN INSTRUCTION C.7, BELOW.

The method of delivery of the election form is at your option and risk.  The Company recommends that you use either overnight delivery or registered mail, properly insured, return receipt requested, or deliver such materials by hand.  Please keep in mind that the delivery time for registered or certified mail is often longer than regular mail.  Whichever method you choose, please be sure to allow ample time for delivery.  Delivery will be deemed effective only when received. Please do not return any documents directly to the Company.

All questions as to validity, form and eligibility of the elections hereunder will be determined by the Company and such determination shall be final and binding.  The Company reserves the right to waive any irregularities or defects in any election.  The Company and the Election and Disbursing Agent shall make reasonable efforts to notify any person of any defect in any Election Forms submitted to the Election and Disbursing Agent.

4.                                      Signatures on Election Form and Endorsements.  If the shares of Company stock entitled to a dividend are owned of record by two or more persons, all such persons must sign the Election Form.

If the Election Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, must give his or her full title in such capacity, and must submit proper evidence of his or her authority to so act.  Shareholders with any questions regarding what constitutes proper evidence should call the Election and Disbursing Agent, at (855) 793-5068.  The Election and Disbursing Agent will not deliver any cash or shares of Company common stock until all instructions herein are complied with.

5.                                      New Shares in Different Name.  If the shares of Company common stock issued in the dividend are to be registered in a name other than exactly the name that appears on the book entry representing shares of Company stock entitled to a dividend, the Election Form must be accompanied by an appropriate signed stock power, and the signatures appearing on such endorsement(s) or stock power(s) and on the Election Form must be Medallion guaranteed by an Eligible Institution (as defined in Instruction B.2).  In such case, the “Special Payment Instructions” box on the Election Form must be completed.  See Instruction B.8 as to certifying the taxpayer identification number (“TIN”) for the new registered owner.  See also Instruction B.6 as to stock transfer taxes.

6.                                      Stock Transfer Taxes.  In the event that any transfer or other taxes become payable by reason of the payment of the dividend in any name other than that of the record holder, it shall be a condition of the issuance and delivery of the dividend that the amount of any stock transfer taxes (whether imposed on the registered holder or such transferee) shall be delivered to the Election and Disbursing Agent or satisfactory evidence of payment of such taxes, or exemption therefrom, shall be submitted before such dividend is issued.  Additionally, in such case, funds must be provided for the purchase of requisite stock transfer tax stamps.

7.                                      Special Delivery Instructions.  The “Special Delivery Instructions” box on the Election Form must indicate the name and address of the person(s) to whom the statement regarding additional shares of Company common stock and/or check comprising the dividend are to be sent if different from the name and address of the person(s) signing the Election Form.  Filling in the box will NOT change your address for other mailings.

8.                                      Substitute Form W-9.  If the registered account does not have an accurate or updated TIN, you must complete the Form W-9 enclosed with the Election Form.  If this package did not include a Form W-9 and your dividend is to be issued in the same name, you need take no further action to certify the TIN for the registered account.  Under U.S. federal income tax law, any person submitting the Election Form who has not previously certified the TIN relating to the registered account must provide to the Election and Disbursing Agent and the Company his, her or its correct TIN, and certify that such TIN is true, correct and complete, on the enclosed Form W-9.  If such TIN is not provided, a penalty of $50.00 may be imposed by the Internal Revenue Service and payments made may be subject to 28% backup withholding and other payments and penalties as may be imposed by the Internal Revenue Service.  The TIN to be provided is that of the person submitting the Election Form.  The TIN for an individual is generally his or her social security number.

Exempt persons (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements.  A foreign individual may qualify as an exempt person by submitting a Form W-8, signed under penalties of perjury, certifying such individual’s foreign status.  Such form can be obtained from the Election and Disbursing Agent.

The signature and date endorsed on Substitute Form W-9 will serve to certify that the TIN and withholding information provided in the Election Form are true, correct and complete.  See the attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If your dividend is to be issued in a different name, you should submit a completed Substitute Form W-9 with your Election Form.  If you need additional or replacement copies of Substitute Form W-9, please call the Election and Disbursing Agent at (855) 793-5068.  If you have any questions regarding the Substitute Form W-9 or W-8, you should consult your professional tax advisor.

9.                                      Correction of or Change in Name.  For a correction of name or for a change in name which does not involve a change in ownership, you may proceed as follows: (a) for a change in name by marriage, etc., the Election Form should be signed, e.g., “Mary Doe, now by marriage Mary Jones” and (b) for a correction in name, the Election Form should be signed, e.g., “James E. Brown, incorrectly inscribed as J.E. Brown.”  In each such case, the signature on the Election Form must be guaranteed as provided in Instruction B.2 above; the signature of a notary public is not sufficient for this purpose.

10.                               Information and Additional Copies.  Information and additional copies of the Election Form, the letter to shareholders regarding the dividend, and the Questions and Answers may be obtained by contacting the Election and Disbursing Agent at (855) 793-5068.

C.                                    Representations and Warranties of the Shareholder

By signing and returning the Election Form to the Election and Disbursing Agent, you agree to the statements set forth below:

1.                                      You represent and warrant that you were, as of January 13, 2014 (the “Record Date”), the registered holder of the shares of Company stock entitled to a dividend and you have full power and authority to make the election indicated therein.  You irrevocably appoint the Election and Disbursing Agent as your agent to effect the dividend.  All authority conferred or agreed to be conferred in the Election Form shall be binding upon your successors, assigns, heirs, executors, administrators and legal representatives and shall not be affected by, and shall survive, your death or incapacity.

2.                                      You understand and acknowledge that the method of delivery of the Election Form and all other required documents is at your option and risk, and delivery will be deemed effective only when received.  You further understand and acknowledge that no interest will accrue on the dividend, including on any cash paid in lieu of fractional shares.

3.                                      You make the election set forth under “Election Options” on the Election Form.  You understand that the purpose of the election procedures described in the Election Form is to permit holders of shares of Company stock to express their preferences of the form in which they elect to receive their dividend, subject to proration.  You understand that in the event that the issuance of any Company common stock would result in you beneficially owning a number of shares of Company common stock that would exceed restrictions on ownership of Company stock set forth in the Company’s Amended and Restated Articles of Incorporation, you will receive cash in lieu of shares of Company common stock to the extent required to ensure that your ownership remains within the applicable limitations. In addition, you understand that the preference expressed with respect to the form of dividend to be received may not be fully satisfied depending upon the preferences of other Company shareholders.

4.                                      You agree that if you do not make an election or if you make an ineffective election for any shares of Company stock held by you, you will be deemed to have not made an election, you will lose the right to make an election, and the dividend will be paid to you in the form of Company common stock, subject to the Cash Requirement having been met.

5.                                      You acknowledge that neither the Company nor the Board of Directors of the Company has made any recommendation as to whether or not you should make a particular type of election.  You also acknowledge that you were advised to make your own decision, in consultation with your own financial and tax advisors, if any, as to which type of election to make.

6.                                      Unless otherwise indicated on the Election Form in the box entitled “Special Payment Instructions,” you instruct the Election and Disbursing Agent to issue in your name, as it appears on the Election Form, (i) the dividend, subject to proration or other adjustment, in the form elected by you under “Election Options” on the Election Form, and (ii) a check for cash in lieu of any fractional share that would otherwise be issued.  Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” you instruct the Election and Disbursing Agent to mail the dividend to you at the address shown on the Election Form.  In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, you instruct the Election and Disbursing Agent to issue and mail the dividend to the person or entity so indicated at the address indicated.  Appropriate Medallion signature guarantees by an Eligible Institution (as defined in Instruction B.2) have been included with respect to the shares of Company common stock for which “Special Payment Instructions” and/or “Special Delivery Instructions” have been given.

7.                                      You understand and acknowledge that the Company, in the exercise of its reasonable discretion, shall have the right to make all determinations, governing (i) the validity of the Election Forms and compliance by you with the election procedures set forth therein, (ii) the manner and extent to which elections are to be taken into account in making the proration determinations, (iii) the issuance and delivery of statements describing the whole number of shares of Company common stock to be issued as dividends and (iv) the method of payment of dividends in the form of cash as well as cash in lieu of fractional shares of Company common stock.

The Election Form may be mailed, or sent by courier, in the enclosed return envelope, to the Election and Disbursing Agent:

By Mail: Broadridge Corporate Issuer Solutions, Inc. Attn: Reorganization Department P.O. Box 1317 Brentwood, NY 11717-0693	By Courier: Broadridge Corporate Issuer Solutions, Inc. Attn: Reorganization Department 1981 Marcus Ave, Suite 100 Lake Success, NY 11042-1046

ELECTION FORM

Please provide your signed instructions below:

ELECTION OPTIONS (check the appropriate box)

☐ STOCK ELECTION:                        I elect to receive shares of common stock of Gaming and Leisure Properties, Inc., plus cash in lieu of any fractional share (subject to the Cash Requirement having been met).

☐ CASH ELECTION:                                  I elect to receive cash (subject to the Cash Requirement not having been exceeded).

If you do not elect one of these options or if you select more than one option, the Election and Disbursing Agent will assume you have no preference and you will receive your dividend in the form of Company common stock, plus cash in lieu of any fractional share, unless the Cash Requirement has not been met, in which case you will receive cash on a pro rata basis until the Cash Requirement has been met.

Signature of Shareholder	Date

Printed Name of Shareholder	Area Code and Daytime Phone

Address of Shareholder:

Account Number

[Election Form continues on the following page]

PLEASE MAKE SURE THAT YOU COMPLETE THE SUBSTITUTE FORM W-9 OR FORM W-8, AS APPLICABLE.  SEE INSTRUCTION B.8.

HOLDERS OF SHARES OF COMPANY STOCK ENTITLED TO A DIVIDEND MUST SIGN BELOW.

If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or others acting in a representative or fiduciary capacity, set forth full title.  See Instruction B.4.  If holders improperly complete or sign this Election Form, such holders’ elections will not be effective and their Company shares will be deemed non-election shares.  See Instruction B.1.  In case the Election and Disbursing Agent needs to contact you, please provide your daytime telephone number.

MEDALLION SIGNATURE GUARANTEE Required only if Special Payment Instructions or Special Delivery Instructions are provided.
( )
Area Code and Telephone Number

The signature(s) should be guaranteed by an eligible financial institution or a member of a registered national securities exchange or the FINRA pursuant to Securities and Exchange Commission Rule 17Ad-15.

SPECIAL PAYMENT INSTRUCTIONS
(If applicable — See Instructions B.2 and B.5)

To be completed ONLY if shares of Company common stock or cash payments are to be issued and mailed to a recipient OTHER than the registered holder(s).  Stock must be properly assigned and signatures guaranteed.  For additional payment instructions, please attach additional sheet.

Issue and mail statements regarding shares of Company common stock and/or cash payments to (please print):

SPECIAL DELIVERY INSTRUCTIONS
(If applicable — See Instructions B.2, B.4, and B.7)

To be completed ONLY if shares of Company common stock or cash payments are to be issued to the registered holder(s) but mailed to an address OTHER than the address of record as indicated above.  For additional mailing instructions, please attach additional sheet.

Mail statements regarding shares of Company common stock and/or cash payments to (please print):

Name:
Address:	Name:
Address:

Taypayer Identification or
Social Security Number of Recipient:

PLEASE SIGN HERE:

(x)	(x)
Name of Owner:	Name of Owner:
Taxpayer Identification Number:	Taxpayer Identification Number: